CORPORATE OVERVIEW | 4Q2013 1 …………………………..……………………………………. Local Corporation We connect local businesses with online consumers Corporate Overview: 4Q2013 Exhibit 99.2

CORPORATE OVERVIEW | 4Q2013 2
………………..…………………………………….
Forward looking statements
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are
cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,
“could”, “may”, “possibly”, and similar expressions and the negatives thereof.
These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation;
amortization; stock-based compensation charges; gain or loss on derivatives’
revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.
Adjusted EBITDA, as defined above, is not a measurement under GAAP.
Adjusted EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore,
management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-
line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to
GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
2006-2013 CAGR: 31%
2006
2007
2008
2009
2010
2011
2012
2013E

CORPORATE OVERVIEW | 4Q2013 3
………………………………………………..
Local Corporation Overview
REVENUE IN MILLIONS
Founded/IPO
Ticker
Reach
Flagship Site
Network
Patents
Headquarters
Employees
1999/2004
LOCM (NASDAQ)
~1 million consumers/day
Local.com – Top US Site
Approximately 2,100 sites
12 issued + 7 pending
Irvine, CA
~90
KEY FACTS
*Midrange of guidance reported as of November 7, 2013
*

YAHOO!
Plumber
bing
Hair Salon
Google
Murray Hill Hair Salon
Google Search

GOOGLE SEARCH TERM	CLICK BIDS*	PREMIUM
Plumber	$10.62	278%
Plumber **Los Angeles**	$29.55	
Credit Union	$0.86	245%
Seattle Credit Union	$2.11	
Restaurant	$1.43	142%
San Francisco Restaurant	$2.03	
Moving Company	$11.95	119%
Denver Moving Company	$14.25	
Wedding Florist	$1.90	166%
Orlando Wedding Florist	$3.16	
Hotel	$1.94	201%
New York City Hotel	$3.90	

*Bids as of March 4, 2013

CORPORATE OVERVIEW | 4Q2013 4
………………………………........………………..….
Local searchers are often further along in the buying process, so they tend to convert to buyers at a higher rate.
Higher conversion rates means businesses will often
pay a premium to advertise to local searchers.
Pay-per-click rates for local versus national keyword terms…
What is ‘Local Search’?
Implicit
No location, but local
Explicit
Actual location
A search for a product or service, somewhere:
Local searchers are worth more!

Traditional
Online/Digital
US$ BILLIONS
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$132.5
$109.4
83%
$23.1
17%
$148.8
$107.6
72%
$41.1
28%
Traditional Media
CAGR -0.3%
Online/Digital Media
CAGR 12.2%
2012
2017
LOCAL SEARCH
$6.0B
26%
CAGR
6.1%
$8.1B
20%
2012
2017
LOCAL DISPLAY
$2.9B
12%
CAGR
14.6%
$5.7B
14%
2012
2017
MOBILE
$1.2B
5%
CAGR
49.3%
$9.1B
22%
2012
2017

local corporation

CORPORATE OVERVIEW | 4Q2013 5 …………………………...…………………………………………. The Opportunity Offline is going digital, and digital is going local We have assets in all areas Source: BIA/Kelsey, April 2013

1

2

3

LOCAL BUSINESS DATA
• BUSINESS INFORMATION
• PRODUCT INFORMATION
• EVENTS
• RATINGS & REVIEWS
• DEALS
• COUPONS
local
YAHOO!
bing
Google
local

local corporation

CORPORATE OVERVIEW | 4Q2013 6
……………………………………………………………….....…….……….
Our Model
We aggregate local business,  product and service
content and publish it across approximately 2,100 sites.
Search engines index this content and show those sites
in their search results, driving local search traffic to us.
We monetize that traffic with various ad units from ad
partners, and we keep most of the revenue generated.
Traffic
‘Consumer Properties’
Traffic  x Monetization = Revenue

local
Richard Cohn PhD MFT

jacksonville.com
Herald.com
ORANGE COUNTY
REGISTER

local
corporation

CORPORATE OVERVIEW | 4Q2013 7
…………………………………………………………….
Consumer Properties
Business directories powered by Local Corporation include…
A private label local business directory provided to regional media sites nationwide – typically local newspapers
Network
Local.com
Our flagship
property
+
Arizona Daily Star
Boston Herald
Canton Rep
Daily Herald - Utah
Daily Princetonian
Daily Tarheel
East Valley Tribune
Honolulu Star Advertiser
Journal Star
Knoxville News Sentinel
LaCrosse Tribune
Naples News
Observer-Reporter
Pittsburgh Post-Gazette
Santa Ynez Valley News
St. Louis Post-Dispatch
Star Banner
The Arizona Republic
The Commercial Appeal
The Dispatch
The Gazette
The Record Searchlight
The State Journal-Register
Treasure Coast
Triangle411
Ventura County Star
Vermont Today
Washington Post

LOCAL CORPORATION MOBILE TRAFFIC*
40M
30M
20M
10M
0
25M
25M
32M
34M
32M
31% Y/Y
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
*MUVS

local

CORPORATE OVERVIEW | 4Q2013 8
………………………...………………………..
Local Search is Going Mobile
And we’re ready!
• Within 5 years, 80% of local searches will be done on a mobile device*
• Monetization is a big challenge in mobile, and we believe pay per call is a natural solution.
We have five pay per call patents.
» First one filed in 2002
*Source: Borrell Associates 2013

MONTHLY UNIQUE VISITORS*
(LOCAL.COM AND NETWORK)
400M
350M
300M
250M
200M
150M
207M
259M
287M
346M
395M
2008
2009
2010
2011
2012

ORGANIC TRAFFIC*
(LOCAL.COM AND NETWORK)
175M
150M
125M
100M
75M
50M
25M
0
91M
117M
157M
2010
2011
2012

*MUVS

CORPORATE OVERVIEW | 4Q2013 9
• Multi-year traffic growth
• Organic traffic is low cost/high margin – at record levels
• Mobile traffic at record levels – monetization improving, and we think we have key IP
………….................................……………………………….
Great Momentum

CORPORATE OVERVIEW | 4Q2013 10
…………………………………………...………………………..
IP & Technology
• Proprietary platform and know-how
» Real time business, product and services data integration
» Large scale local/commercial content production and syndication
» Very large scale CPC ad-serving and distribution
» Web indexing and local search relevance
» Very large scale SEO, SEM campaign expertise
» Local display ad production and syndication
» Web hosting and local/commercial domain name acquisition
• 12 patents issued, 7 pending
» Key patents
– Local web indexing (for indexing local web sites across the web)
– Pay per call for local and commercial searches via a mobile device (multiple patents)
• The billion dollar industry question: How do we monetize mobile?
– Dynamic cascading menu search (for product search on tablets and smart phones)
– Bulk domain registration and content management (for very large scale SEO)

CORPORATE OVERVIEW | 4Q2013 11
……………………..…………...……….
Experience with Strategy Discipline
Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CPA; Big 4 Exp.
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now Local Corporation)
COO & VP of Sales, Informative Research
Carlos Caponera
VP, Consumer Properties
Product Marketing Director,
Debtmerica LLC
Product Marketing Director,
Get Lower Inc.
Product Manager,
Experian Consumer Direct
Lori Chavez
VP, Marketing
Marketing Consultant, Westfield
Marketing, Accenture
VP, Marketing, Jones Lang LaSalle
Director, Marketing, Equity Office
Rob Luskey
VP, Business Development
Director, Business Development,
go2 Systems, Inc.
Senior Manager, Internet Products
and Services, United Yellow Pages
Owner & Publisher, Local Impact
Publishing
Eric Orrantia
VP, Sales
Director, West Coast Sales,
Advertising.com (AOL)
Director Business Development,
Mediaplex
Director, West Coast Sales,
InStream
Joe Lindsay
VP, Technology
VP, Engineering, Brand Affinity
Technologies
VP, Technology, Autobytel
Founder, eBuilt, Inc.
Exec. Director, Adforce, Inc.

CORPORATE OVERVIEW | 4Q2013 12
..…………………………………………………..……….………….
Growth Strategy
• Grow margins in O&O business (largest revenue stream)
» Margin optimization via new SEM tools
» Gradually ramping in the UK
• Grow revenues in Network (highest gross margin revenues)
» Expand number of sites via business development team (more traffic)
» New products planned including world-class local shopping channel
» Optimize monetization leveraging new testing platform
• Developing opportunities
» Local display network – leveraging our existing Network
» Microsites (insurance, HVAC, alarm systems and more) – leveraging our platform
» Improved monetization via lead generation – monetization improvements
» Mobile – leveraging our platform

REVENUE
$100M
$80M
$60M
$40M
$20M
$0M
$(20)M
$18M
$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
$(8.9)*
$(7.2)*
$(4.7)*
$3.0
$13.8
$3.2
$1.2
$95.0
$4.5
2006
2007
2008
2009
2010
2011
2012
2013 E
GROSS INCOME
ADJUSTED EBITDA

CORPORATE OVERVIEW | 4Q2013 13
……………………………………..
We Believe the Inflection Point is Now
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.
• Five material challenges in
24 months withstood
» Significant cost to the
company in revenue and
earnings
• Highest revenue per
employee ever
» Projected growth to about
$1M per employee EOY
» Running lean!
• Returning to profit
» Significant cost savings in
the first half of 2013
» Positive and growing
Adjusted EBITDA 1Q13
through 3Q13
Material challenges over past 2 years
*Losses not to scale

KEY BALANCE SHEET ITEMS (In Thousands)	
	09/30/2013
Cash	$4,847
Accounts Receivable	14,885
Total Assets	51,425
Total Debt	11,894
Total Liabilities	29,665
Stockholders Equity	$21,760

CAPITALIZATION (In Thousands)	
	09/30/2013
Common Stock	23,035
Convertible Debentures	2,488
Options (Weighted Avg. Strike 4.12)	3,540
Warrants (Weighted Avg. Strike 2.03)	766
RSUs	269
Fully Diluted	30,098

local corporation

CORPORATE OVERVIEW | 4Q2013 14
………………………………...……….
3Q13 Balance Sheet & Cap. Table
Additional Data:
I. $12 million credit facility.  Interest rate approximately 5%
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
III. In April 2013, the company closed $5 million in convertible notes. Interest rate of 7%. Conversion price of $2.01. Included 746,000 of warrants with $2.01 exercise price.

CORPORATE OVERVIEW | 4Q2013 15
…………………………..…….……….
Why Invest in Local Corporation?
• Multi-year track record of 31% CAGR
• Management are buyers!
» Senior execs have exchanged bonuses for 235,000 shares in the last 18 months!
• Proprietary platform and great IP
• Many growth opportunities in a rapidly changing space
• Returning to profitability – we believe the inflection point is NOW

CORPORATE OVERVIEW | 4Q2013 16
Thank You
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://www.localcorporation.com

local corporation
LOCAL SEARCH
Angie's list
yp.com
superpages.com
dexknows
yelp
CITYGRID MEDIA
SMB SOLUTIONS
YellowBot
superpages.com
yext
HubSpot
orangesoda
CITYGRID MEDIA
yp.com
dexknows
yodle
ReachLocal
REAL TIME PRODUCT SEARCH
Milo local shopping
pronto
Shopping.com
PriceGrabber.com
shopzilla
PUBLISHER SOLUTIONS
MojoPages
DataSphere
localedge
dirxion
RADIATE MEDIA
OwnLocal
PLANET DISCOVER
DIGITAL PRESS CONSORTIUM
TownNews.com

local corporation

CORPORATE OVERVIEW | 4Q2013 17 ……………………………………………………… Digital Media Landscape *Partners

Actual	Actual	Actual	Actual	Actual	Actual	Actual	Forecast
DESCRIPTION	FY-06	FY-07	FY-08	FY-09	FY-10	FY-11	FY-12	FY-13*
Adjusted EBITDA	$(8,882)	$(7,217)	$(4,658)	$3,041	$13,775	$3,247	$1,207	$4,500
Plus interest and other income (expense), net	$288	(7,030)	312	(27)	(275)	(413)	(425)	(2,100)
Less provision for income taxes	(1)	(1)	(1)	(158)	(102)	(178)	(111)	(200)
Less amortization of intangibles	(947)	(1,121)	(999)	(2,524)	(5,734)	(4,864)	(3,611)	(1,100)
Less depreciation	(1,213)	(1,085)	(814)	(734)	(1,418)	(3,182)	(3,658)	(3,800)
Less stock-based compensation	(2,531)	(1,748)	(2,402)	(2,364)	(2,911)	(3,442)	(2,533)	(1,700)
Less LEC receivable reserve	-	-	-	-	-	-	(1,407)	-
Less impairment charge	-	-	-	-	-	-	-	-
Less net loss from discontinued operations	-	-	-	-	-	(6,899)	(14,198)	(3,600)
Plus gain on sale of Rovion	-	-	-	-	-	-	1,407	-
Less revaluation of warrants	-	-	-	(2,981)	887	2,633	202	unknown
Less non-recurring charges	-	-	-	(520)	-	(1,461)	(1,115)	(1,700)
GAAP Net income (loss)	$(13,286)	$(18,202)	$(8,562)	$(6,267)	$4,222	$(14,559)	$(24,242)	unknown

*As of November 7, 2013

local corporation

CORPORATE OVERVIEW | 4Q2013 18 ………….…. Reconciliation: Adjusted EBITDA to GAAP Net Income

CORPORATE OVERVIEW | 4Q2013 19 ………………………………………………………………………………….….…. Video Watch our video to learn more about what we do